                                                                  EXECUTION COPY




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                                 AMENDED AND RESTATED
                               NOTE PURCHASE AGREEMENT



                                        among



                   OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST,
                                      as Seller,



                               ARCADIA FINANCIAL LTD.,
                      as Servicer and in its individual capacity



                             DELAWARE FUNDING CORPORATION
                                    as Purchaser,


                                         and


                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
              as Administrative Agent for the benefit of the DFC Owners,




                              dated as of July 31, 1997



--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                      ARTICLE I

                                     DEFINITIONS

SECTION 1.01  Certain Defined Terms.........................................  1
SECTION 1.02  Other Definitional Provisions................................. 11

                                      ARTICLE II

                                  PURCHASE AND SALE

SECTION 2.01  Purchase and Sale of the Notes................................ 12
SECTION 2.02  Initial Purchase Price........................................ 12
SECTION 2.03  Incremental Purchases......................................... 12
SECTION 2.04  Extension of Purchase Commitment
              Expiration Date............................................... 13
SECTION 2.05  Reduction or Increase of Purchase
              Commitment.................................................... 14
SECTION 2.06  Redemption of Notes; Exchanges................................ 14
SECTION 2.07  AFL's Call Option............................................. 15
SECTION 2.08  Note Purchase Termination Events.............................. 15
SECTION 2.09  Calculation and Payment of Interest
              and Fees...................................................... 17
SECTION 2.10  Commercial Paper Funding Account.............................. 18


                                     ARTICLE III

                              CLOSING AND EFFECTIVENESS

SECTION 3.01  Closing....................................................... 19
SECTION 3.02  Funding Date.................................................. 19
SECTION 3.03  Transactions Effected at the Initial
              Closing....................................................... 19
SECTION 3.04  Effectiveness Date............................................ 19


                                      ARTICLE IV

                 CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASER
                             ON THE INITIAL CLOSING DATE

SECTION 4.01  Performance by Parties........................................ 20
SECTION 4.02  Representations and Warranties................................ 20
SECTION 4.03  Corporate Documents........................................... 20
SECTION 4.04  Opinions of Counsel........................................... 20
SECTION 4.05  Opinions of Counsel to the Indenture
              Trustee....................................................... 21
SECTION 4.06  Financing Statements.......................................... 21
SECTION 4.07  Ratings....................................................... 21
SECTION 4.08  Documents..................................................... 21

                                                                            Page
                                                                            ----

SECTION 4.09  No Actions or Proceedings..................................... 22
SECTION 4.10  Approvals and Consents........................................ 22
SECTION 4.11  Officer's Certificate......................................... 22
SECTION 4.12  Investor Certificates......................................... 22
SECTION 4.13  Accounts...................................................... 22
SECTION 4.14  Lockbox Account............................................... 22
SECTION 4.15  Syndication................................................... 22
SECTION 4.16  Other Documents............................................... 22


                                     ARTICLE IV A

                        CONDITIONS PRECEDENT TO EFFECTIVENESS

SECTION 4.01A  Article IV Conditions......................................... 23
SECTION 4.02A  Executed Agreements........................................... 23


                                      ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

SECTION 5.01  Authority, etc................................................ 23
SECTION 5.02  Notes......................................................... 24
SECTION 5.03  Litigation.................................................... 24
SECTION 5.04  Taxes, etc.................................................... 25
SECTION 5.05  Financial Condition of the Seller............................. 25
SECTION 5.06  Absence of Material Adverse Effect............................ 25
SECTION 5.07  Investment Company Act........................................ 25
SECTION 5.08  Full Disclosure............................................... 25


                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES
                                   OF THE PURCHASER

SECTION 6.01  Organization.................................................. 26
SECTION 6.02  Authority, etc................................................ 26
SECTION 6.03  Securities Act................................................ 26
SECTION 6.04  Investment Company Act........................................ 27


                                     ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES OF AFL

SECTION 7.01  Organization.................................................. 27
SECTION 7.02  Authority, etc................................................ 27
SECTION 7.03  Litigation.................................................... 28
SECTION 7.04  Full Disclosure............................................... 28


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                                                                            Page
                                                                            ----

                                     ARTICLE VIII

                               COVENANTS OF THE SELLER

SECTION 8.01  Rating of Purchaser's Commercial Paper
              Notes......................................................... 29
SECTION 8.02  Information from the Seller................................... 29
SECTION 8.03  Access to Information......................................... 30
SECTION 8.04  Security Interests; Further Assurances........................ 30
SECTION 8.05  Covenants..................................................... 30
SECTION 8.06  Agreement Amendments.......................................... 30
SECTION 8.07  Receivables Files............................................. 30


                                      ARTICLE IX

                                   COVENANTS OF AFL

SECTION 9.01  Rating of Purchaser's Commercial Paper
              Notes......................................................... 31
SECTION 9.02  Information from AFL.......................................... 31
SECTION 9.03  Access to Information......................................... 31
SECTION 9.04  Security Interests; Further Assurances........................ 32
SECTION 9.05  Sale and Servicing Agreement and Purchase
              Agreement Covenants........................................... 32
SECTION 9.06  Amendments.................................................... 32


                                      ARTICLE X

                           MUTUAL COVENANTS AND AGREEMENTS

SECTION 10.01 Legal Conditions to Closing................................... 33
SECTION 10.02 Expenses and Fees............................................. 33
SECTION 10.03 Mutual Obligations............................................ 33
SECTION 10.04 Funding of Purchase Price..................................... 33
SECTION 10.05 Restrictions on Transfer...................................... 34


                                      ARTICLE XI

                                   INDEMNIFICATION

SECTION 11.01 Indemnification by the Seller and AFL......................... 35
SECTION 11.02 Procedure..................................................... 35
SECTION 11.03 Defense of Claims............................................. 35
SECTION 11.04 Indemnity for Taxes, Reserves and Expenses.................... 36
SECTION 11.05 Costs, Expenses, Taxes, Breakage Payments
              and Increased Costs under Note Purchase
              Agreement and Program Facility................................ 38


                                         iii
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                                                                            Page
                                                                            ----

                                     ARTICLE XII

                               THE ADMINISTRATIVE AGENT

SECTION 12.01 Authorization and Action...................................... 39
SECTION 12.02 Administrative Agent's Reliance, Etc.......................... 39
SECTION 12.03 Administrative Agent and Affiliates........................... 40
SECTION 12.04 Indemnification............................................... 40
SECTION 12.05 Purchase Decision............................................. 41
SECTION 12.06 Successor Administrative Agent................................ 41


                                     ARTICLE XIII

                                    MISCELLANEOUS

SECTION 13.01 Amendments.................................................... 42
SECTION 13.02 Notices....................................................... 42
SECTION 13.03 No Waiver; Remedies........................................... 43
SECTION 13.04 Binding Effect; Assignability................................. 43
SECTION 13.05 Provision of Documents and Information........................ 43
SECTION 13.06 GOVERNING LAW; JURISDICTION................................... 44
SECTION 13.07 No Proceedings................................................ 44
SECTION 13.08 Execution in Counterparts..................................... 44
SECTION 13.09 No Recourse................................................... 44
SECTION 13.10 Limited Recourse.............................................. 45
SECTION 13.11 Survival...................................................... 45
SECTION 13.12 Consent to Amended and Restated Agreements.................... 45
SECTION 13.13 Third-Party Beneficiaries..................................... 45



EXHIBITS

EXHIBIT A-1   Opinions of Counsel to Seller
EXHIBIT A-2   Opinions of Counsel to AFL
EXHIBIT A-3   Opinions of Counsel to ARFC II
EXHIBIT A-4   Opinions of Counsel to Owner Trustee
EXHIBIT C     Opinions of Counsel to Indenture Trustee
EXHIBIT D     Form of Notice of Incremental Purchase



Appendix 1    Form of Investment Letter

         AMENDED AND RESTATED NOTE PURCHASE AGREEMENT ("NOTE PURCHASE AGREEMENT") dated as of July 31, 1997, among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), Arcadia Financial Ltd., a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("AFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and Morgan Guaranty Trust Company of New York, as Administrative Agent for the benefit of the DFC Owners (as defined below) (the "ADMINISTRATIVE AGENT").

         The parties hereto agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

         SECTION 1.01 CERTAIN DEFINED TERMS. Capitalized terms used herein without definition shall have the meanings set forth in the Sale and Servicing Agreement (as defined below), the Trust Agreement (as defined below) or the Indenture (as defined below), as applicable. Additionally, the following terms shall have the following meanings:

         "ACQUISITION" means the purchase, in one transaction or a series of related transactions, directly or indirectly (including by merger, tender offer, exchange offer, consolidation or otherwise) by AFL and/or any of its Subsidiaries of more than 50% of the assets or issued and outstanding stock of another Person.

         "ACT" means the Securities Act of 1933, as amended.

         "ADJUSTED LIBOR" shall mean, with respect to any Interest Accrual Period (or portion thereof), a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) LIBOR for such Interest Accrual Period (or portion thereof) by (ii) a percentage equal to 100% minus the maximum rate of all reserve requirements as specified in Regulation D of the Board of Governors of the Federal Reserve System (or any successor to all or any portion thereof establishing reserve requirements) including any marginal, emergency, supplemental, special or other reserves, that are applicable to a DFC Owner during such Interest Accrual Period (or portion thereof) in respect of eurocurrency or eurodollar funding, lending or liabilities.

         "ADMINISTRATION AGREEMENT" means the Amended and Restated Administration Agreement between the Seller and Wilmington Trust Company, a Delaware corporation, as administrator, dated as of July 31, 1997, as it may be amended, modified or supplemented.

         "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the DFC Owners.

         "AFL" means Arcadia Financial Ltd., a Minnesota Corporation, and its successors and assigns.

         "ARFC II" means Arcadia Receivables Financial Corp. II, a Delaware corporation, and its successors and assigns.

         "ASSIGNMENT AGREEMENT" means each assignment agreement between AFL and ARFC II, pursuant to which AFL sells and assigns a specified pool of Receivables to ARFC II.

         "BASE RATE" shall mean, with respect to each day, a rate per annum equal to the higher of (i) the prime rate announced from time to time by the Administrative Agent and in effect on the morning of each such day, and (ii) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for each such day (or, if such day is not a Business Day, the next succeeding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any such day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it plus one-half of one percent (1/2 of 1%). Each determination of the Base Rate shall be calculated on the basis of actual days elapsed and a year of 365 or 366 days, as the case may be.

         "BREAKAGE PAYMENT" shall mean, if any DFC Purchaser shall (i) receive payment of principal with respect to its Percentage Interest in the Purchased Interest (as such terms are defined in the DFC Asset Purchase Agreement) on any day other than on a Payment Date, (ii) at the request of the Seller, receive a Repurchase Amount (as such term is defined in the DFC Asset Purchase Agreement) on a day other than the last day of a Tranche Period or (iii) at the request of the Seller, have arranged funding of its anticipated Percentage Interest in the Purchased Interest for a period to commence on a future date and all or a portion of the Purchased Interest is not available for purchase on such day, any resulting loss (calculated as the difference between the interest that would have been payable on such Purchased Interest through such Payment Date or last day of such Tranche Period, or beginning on such purchase date, as the case may be, and the amount earned by such DFC Purchaser in re-employing such funds) or expense incurred by such DFC Purchaser, but excluding losses or expenses for the period after any such payment or purchase date, as the case may be; PROVIDED that such DFC Purchaser shall have delivered to the Administrative Agent and the Administrative Agent shall have delivered to the Seller, the Indenture Trustee and the Owner Trustee on or prior to the date on which such DFC Purchaser requests reimbursement for such losses or expenses a certificate as to the amount of such loss or expense and showing, in reasonable detail, the calculation employed by such DFC Purchaser to determine the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         "CALL OPTION" means AFL's option to purchase the Notes from the Administrative Agent pursuant to Section 2.07 hereof.

         "CAPITAL BASE" shall mean, at any date, AFL's Tangible Net Worth at such date.

         "CAPITAL BASE PROCEEDS," for any period, shall mean the proceeds received by AFL from any sale of equity securities during such period (net of direct, out-of-pocket expenses incurred in connection with such sale).

         "CHANGE OF CONTROL" shall mean the occurrence of any of the following with respect to AFL:

         (a) (i) a majority of the directors of AFL shall be Persons other than Persons (x) for whose election proxies shall have been solicited by the board of directors of AFL or (y) who are then serving as directors appointed by the board of directors to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly-created directorships or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
    Act) of 50% or more in voting power of the outstanding voting stock of AFL;
    or

         (b) AFL shall fail to own, directly or indirectly, 100% of the outstanding capital stock of ARFC II.

         "CLOSING DATE" shall mean either the Initial Closing Date or the Effectiveness Date, as applicable.

         "COLLATERAL AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as collateral agent under the Security Agreement.

         "COMMERCIAL PAPER FUNDING ACCOUNT" means the account established pursuant to Section 2.10 hereof.

         "COMMERCIAL PAPER NOTES" means the commercial paper notes issued by the Purchaser.

         "CUSTODIAN" means AFL or other custodian named in the related Custodian Agreement.

         "CUSTODIAN AGREEMENT" means each custodian agreement between the Seller and the Custodian named therein, as the same may be amended, modified or supplemented.

         "DFC ASSET PURCHASE AGREEMENT" means the amended and restated asset purchase agreement dated as of the date hereof among the Administrative Agent and each of the DFC Purchasers signatory thereto, as the same may from time to time be amended, supplemented or otherwise modified.

         "DFC EVENT OF DEFAULT" means an event of default as defined in the Program Facility.

         "DFC FEE LETTER" means the agreement dated as of July 31, 1997, between the Seller, AFL and the Administrative Agent setting forth the fees payable in connection with the Purchaser's purchase of the Notes.

         "DFC FUNDING RATE" shall mean, with respect to any Interest Accrual Period, a rate per annum (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year and the actual days elapsed) equal to the rate of interest (or if more than one rate, the weighted average of the rates) at which funds are borrowed, drawn down or otherwise obtained during such Interest Accrual Period to fund the Notes, which shall be
(a) to the extent the Notes are funded by the issuance of the Purchaser's Commercial Paper Notes, the weighted average of the effective interest rates on such Commercial Paper Notes, (b) to the extent Purchased Interests in the Notes are sold to the DFC Purchasers pursuant to the DFC Asset Purchase Agreement, the weighted average of the rates provided for in the DFC Asset Purchase Agreement, and (c) to the extent the Notes are funded by loans or other credit enhancement or liquidity under the Program Facility, the weighted average of the effective rates of such funding under the Program Facilities, including any Breakage Payments incurred but excluding from the computation of such rates any dealer's or Placement Agent's discount or fees and excluding any and all other fees directly attributable to such funding.

         "DFC OWNERS" means Delaware Funding Corporation and the DFC
Purchasers.

         "DFC PROGRAM RATE" shall have the meaning set forth in the DFC Fee Letter.

         "DFC PURCHASERS" means each of the purchasers from time to time party to the DFC Asset Purchase Agreement.

         "DEFAULT RATE EVENT" means the occurrence of any one of the following events: (i) an Event of Default under Section 5.01(i), (ii), (v) or (vi) of the Indenture; (ii) a Note Purchase Termination Event under Section 2.08(d), (e),
(f) or (i) of this Note Purchase Agreement; or (iii) a Servicer Termination Event under Section 8.1(a), (b), (c) or (d) of the Sale and Servicing Agreement.

         "DELAWARE FUNDING CORPORATION" or "DFC" means Delaware Funding Corporation, a Delaware corporation.

         "EFFECTIVENESS DATE" has the meaning specified in Section 3.0 hereof.

         "FEDERAL BANKRUPTCY CODE" means the bankruptcy code of the United States of America codified in Title 11 of the United States Code.

         "FUNDING DATE" has the meaning specified in Section 3.02 hereof.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of any determination.

         "GENERAL PARTNER" means ARFC II as general partner of the Trust, or any successor General Partner as permitted by the Trust Agreement.

         "GOVERNMENTAL ACTIONS" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise by any of the foregoing.

         "GOVERNMENTAL RULES" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

         "HOSTILE ACQUISITION" means an Acquisition of a Person if such Person (or its Board of Directors or equivalent governing body) has (i) announced that it will oppose such Acquisition or (ii) commenced any litigation which alleges that such Acquisition violates, or will violate, any Requirement of Law.

         "INCREMENTAL PURCHASE" means the Purchaser's obligation to fund an increase in the aggregate Outstanding Amount of the Notes in accordance with the provisions of Section 2.03 hereof.

         "INCREMENTAL PURCHASE CONDITIONS" means the conditions to an Incremental Purchase set forth in Section 2.03 hereof.

         "INCREMENTAL PURCHASE DATE" means the date on which each Incremental Purchase occurs, which date shall also be a Business Day that is a Transfer Date under the Sale and Servicing Agreement.

         "INDEMNIFIED PARTY" has the meaning specified in Section 11.02 hereof.

         "INDENTURE" means the Amended and Restated Indenture dated as of July 31, 1997, between the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented.

         "INDENTURE TRUSTEE" means Norwest Bank Minnesota, National Association, and its successors and assigns.

         "INITIAL CLOSING" has the meaning specified in Section 3.01 hereof.

         "INITIAL CLOSING DATE" has the meaning specified in Section 3.01 hereof.

         "INITIAL PURCHASE PRICE" has the meaning specified in Section 2.02 hereof.

         "INTEREST ACCRUAL PERIOD" with respect to any Payment Date means the calendar month preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, the period commencing on the Funding Date and ending on the last day of the calendar month preceding the month in which the first Payment Date occurs); PROVIDED, HOWEVER, that (a) with respect to each Incremental Purchase, the first Interest Accrual Period shall begin on the date of such Incremental Purchase and (b) in the event of a Securitized Offering or a redemption of the Notes with the proceeds of sale of Trust Property, the Interest Accrual Period will end on the date of such Securitized Offering or redemption.

         "INVESTMENT LETTER" has the meaning specified in Section 6.03 hereof.

         "INVESTOR CERTIFICATES" means Variable Funding Certificates issued under the Trust Agreement.

         "LIBOR" shall mean, with respect to any Interest Accrual Period (or portion thereof), a rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars are offered to the Administrative Agent by prime banks in the London Interbank market at approximately 11:00 a.m. (London time) on the related LIBOR Determination Date for a period of time comparable to such Interest Accrual Period.

         "LIBOR BUSINESS DAY" shall mean any Business Day on which commercial banks are open for dealings in Dollar deposits in London.

         "LIBOR DETERMINATION DATE" shall mean with respect to any Interest Accrual Period, the second London Business Day preceding (i) the first day of such Interest Accrual Period, (ii) the day on which the Collateral Agent or the Administrative Agent sells or transfers the Notes, or (iii) the day on which AFL purchases all the Notes, as the case may be.

         "LOSSES" has the meaning specified in Section 11.01 hereof.

         "NET INCOME" shall mean, for any period, AFL's after-tax net income for such period determined in accordance with GAAP but after deduction of dividend payments on AFL's Cumulative Convertible Exchangeable Preferred Stock (as described in AFL's Amendment No. 3 to Form S-1 Registration Statement dated November 22, 1993).

         "NET WORTH" shall mean the total of all assets appearing on AFL's balance sheet after deducting all proper reserves (including reserves for depreciation, obsolescence and amortization) minus all liabilities of AFL, in each case determined in accordance with GAAP.

         "NON-CALLABLE NOTES" means a Note issued in connection with a Recapitalization, which is not subject to AFL's Call Option.

         "NOTE INTEREST ARREARAGE" for each Payment Date means the aggregate of the sum of, for each DFC Purchaser and for each Tranche Period that ends within the related Interest Accrual Period, the interest on the interest accrued but not paid to such DFC Purchaser at the end of such Tranche Period on such DFC Purchaser's Percentage Interest of the Purchased Interest (as such terms are defined in the DFC Asset Purchase Agreement), at the DFC Funding Rate applicable on each day remaining in such Interest Accrual Period, together with interest on the Interest Arrearage from the end of the prior Interest Accrual Period through the date such interest is paid at the DFC Funding Rate applicable on each day in such period.

         "NOTE INTEREST RATE" means for any day during a Interest Accrual Period, a per annum interest rate equal to the sum of the DFC Funding Rate and the DFC Program Rate; PROVIDED, HOWEVER, in the event that (i) following the occurrence of a DFC Event of Default, any Notes owned by DFC Owners (other than pursuant to the DFC Asset Purchase Agreement) are sold by the Collateral Agent, then from and after the effective date of such sale or transfer, the Note Interest Rate with respect to such Notes shall be a per annum rate of 1.00% in excess of Adjusted LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year, (ii) the Administrative Agent sells any or all of the Notes (other than pursuant to the DFC Asset Purchase Agreement) following the occurrence of a Default Rate Event or a Note Purchase Termination Event, then from and after such sale or transfer date, the Note Interest Rate with respect to such Notes shall be the Base Rate plus 1.00% per annum, (following the occurrence of a Default Rate Event) or Adjusted LIBOR plus 1.00% per annum (following the occurrence of a Note Purchase Termination Event (other than a Default Rate Event)) or (iii) following the exercise of a Call Option, if (A) AFL purchases a portion of the Notes and there are Commercial Paper Notes outstanding which are attributable to such Notes, the Note Interest Rate for the portion of Notes owned by AFL shall be the same as the Note Interest Rate for the Notes owned by the Administrative Agent (with the DFC Program Rate part of the Note Interest Rate to be retained by the Administrative Agent and applied in accordance with the DFC Fee Letter), (B) AFL purchases a portion of the Notes and there are no Commercial Paper Notes outstanding which are attributable thereto, the Note Interest Rate for the portion of Notes owned by AFL shall be the same as the weighted average DFC Funding Rate for the Notes owned by the DFC Owners, and (C) AFL purchases all of the Notes, the Note Interest Rate shall be a per annum rate of .375% in excess of Adjusted LIBOR determined as provided above.

         "NOTE PURCHASE TERMINATION EVENT" means any event described in Section
2.08 hereof which, upon its occurrence, terminates the Purchaser's obligation to fund Incremental Purchases hereunder.

         "NOTES" means the Variable Funding Notes, including the Non-Callable Notes, in the maximum aggregate principal amount as of the date hereof of $240,000,000 to be issued by the Seller pursuant to the Indenture.

         "NOTICE OF INCREMENTAL PURCHASE" means a written notice of an Incremental Purchase in the form of Exhibit D hereto.

         "ORIGINAL NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement dated as of December 28, 1995, as amended and supplemented, by and among the Trust, AFL, the Purchaser and the Administrative Agent, which Original Note Purchase Agreement is superseded by this Note Purchase Agreement.

         "OWNER TRUSTEE" means Wilmington Trust Company, a Delaware corporation, in its capacity as trustee of the Seller, and its successors and assigns.

         "PERMITTED ACQUISITION" means an Acquisition by AFL or any Subsidiary of AFL that is a going concern that satisfies the following conditions:

    (a) the Person acquired in such Acquisition is in the same or a similar line of business as AFL is in on the Effective Date;

    (b) the Administrative Agent shall have received from AFL in form and substance satisfactory to it, PRO FORMA calculations demonstrating that as of the date of such Acquisition after giving effect thereto such Acquisition would not cause (i) a "Purchase Termination Event" (as defined in the Sale and Servicing Agreement) or (ii) a violation of AFL's minimum Capital Base requirement as set forth in Section 9.07.

    (c) the Acquisition is not a Hostile Acquisition; and

    (d) the total consideration for all such Acquisitions (including cash and noncash purchase price, liabilities assumed, deferred or financed purchase price, purchase price characterized as consulting agreements, noncompetition payments and the like) does not exceed $100,000,000 in the aggregate.

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "PROGRAM FACILITY" means the Amended and Restated APA Credit Agreement dated as of December 6, 1995 and the Amended and Restated Program Letter of Credit Reimbursement Agreement dated as of December 6, 1995, which provide credit enhancement for, and/or support the liquidity of, the Purchaser's Commercial Paper Notes.

         "PURCHASE AGREEMENT" means the Amended and Restated Receivables Purchase Agreement and Assignment dated as of July 31, 1997, between AFL and ARFC II, pursuant to which AFL sells and assigns Receivables to ARFC II.

         "PURCHASE AVAILABILITY FEE" means the fee payable by the Seller and AFL with respect to the unused Purchase Commitment, as provided in the DFC Fee Letter.

         "PURCHASE COMMITMENT" means the obligation of the Purchaser to purchase, and fund Incremental Purchases of, the Notes in an outstanding aggregate principal amount not to exceed $240,000,000, as such amount may be increased or decreased from time to time in accordance with Section 2.05 hereof.

         "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of (i) July 30, 1998, (ii) the date on which an event which causes or might cause a Note Purchase Termination Event occurs, and (iii) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with Section 2.04 hereof.

         "PURCHASE PRICE" for any Incremental Purchase has the meaning specified in Section 2.03(d) hereof.

         "RECAPITALIZATION" means a recapitalization of the Trust in which (a) the Trust issues Non-Callable Notes under the Indenture, the proceeds of which are used to redeem, in whole or in part, the Notes outstanding prior to that recapitalization and (b) ARFC II waives its rights under Section 9.1(b)(ii) of the Sale and Servicing Agreement to purchase the Trust Property and effect a redemption of the Notes.

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SALE AND SERVICING AGREEMENT" means the Amended and Restated Sale and Servicing Agreement dated as of July 31, 1997 among the Seller, as purchaser, ARFC II, as seller, AFL, in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as backup servicer, as the same may be amended, modified or supplemented.

         "SECURITY AGREEMENT" means the Amended and Restated Security Agreement dated as of December 6, 1995, between the Purchaser and the Collateral Agent, pursuant to which such Purchaser grants to the Collateral Agent for the benefit of the holders of its Commercial Paper Notes and the other secured parties specified therein, a security interest in certain assets of the Purchaser, as the same may be amended, modified or supplemented.

         "SERVICER" means AFL, or if replaced, Norwest Bank Minnesota, as backup Servicer, or any Successor Servicer appointed pursuant to Section 7.5 of the Sale and Servicing Agreement.

         "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by such Person, or one of the Subsidiaries of such Person, or a combination thereof. Without limiting the generality of the foregoing, the term "Subsidiary" specifically includes any special purpose vehicle or conduit formed by a Person that is otherwise within the ambit of the immediately preceding sentence. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of AFL.

         "TANGIBLE NET WORTH" shall mean, at any time, AFL's Net Worth at such time, excluding the value of goodwill (other than goodwill arising from a Permitted Acquisition), trademarks, trade names, copyrights, patents, licenses and similar intangibles but specifically including, all of AFL's finance income receivable

(calculated in a manner consistent with AFL's audited consolidated balance sheet as of December 31, 1996) as at such time.

         "THIRD PARTY CLAIM" has the meaning specified in Section 11.02 hereof.

         "TRANCHE PERIOD" has the meaning specified in the DFC Asset Purchase Agreement.

         "TRANSFER AGREEMENT" means each transfer agreement between ARFC II and the Trust pursuant to which ARFC II sells and assigns a specified pool of Receivables to the Trust.

         "TRUST" means Olympic Automobile Receivables Warehouse Trust, a Delaware business trust, and its successors and assigns.

         "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of July 31, 1997, between ARFC II and the Owner Trustee, as the same may be amended, modified or supplemented.

         SECTION 1.02   OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Note Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note Purchase Agreement shall refer to this Note Purchase Agreement as a whole and not to any particular provision of this Note Purchase Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Note Purchase Agreement are references to Sections, subsections, Schedules, Exhibits and the Appendix in or to this Note Purchase Agreement unless otherwise specified.

         (d) The references to the documents entered into in connection with this Note Purchase Agreement, namely, the Administration Agreement, the Indenture, the Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement, shall be read to include, where appropriate, the original (as amended and supplemented) agreement related to each such amended and restated document.


                                      ARTICLE II

                                  PURCHASE AND SALE

         SECTION 2.01 PURCHASE AND SALE OF THE NOTES. On the terms and subject to the conditions set forth in the Original Note Purchase Agreement, and in reliance on the covenants, representations, warranties and agreements therein set forth, the Seller instructed the Indenture Trustee to issue to the Purchaser and to sell, transfer and deliver to the Purchaser, and the Purchaser purchased on the Funding Date, the Notes in the initial aggregate principal amount designated by the Seller.

         SECTION 2.02 INITIAL PURCHASE PRICE. The Notes were initially purchased at the price (the "INITIAL PURCHASE PRICE") of 100% of the initial Outstanding Amount of the Notes.

         SECTION 2.03   INCREMENTAL PURCHASES.

         (a) Since the Funding Date, the Purchaser has been obligated, and from and after the Effectiveness Date, the Purchaser shall be obligated, to make Incremental Purchases from time to time until the Purchase Commitment Expiration Date, upon satisfaction, as of the applicable Incremental Purchase Date, of each of the following conditions (the "Incremental Purchase Conditions"):

         (i) the Outstanding Amount of the Notes shall have been increased in accordance with Section 2.03 of the Indenture;

         (ii) The Administrative Agent shall have received a completed Notice of Incremental Purchase by 2:00 p.m., New York City time, on the Business Day immediately preceding such Incremental Purchase Date (or if any such Notice is received after 2:00 p.m., the related Incremental Purchase shall occur on the second Business Day following such receipt);

         (iii) the Administrative Agent shall have received copies of all settlement statements and all reports required to be delivered by Servicer to Morgan Guaranty Trust Company of New York pursuant to Article III of the Sale and Servicing Agreement;

         (iv) Each of the representations and warranties of the Seller, the Owner Trustee, AFL, ARFC II and the General Partner, as applicable, made in the Sale and Servicing Agreement, the Administration Agreement, the Purchase Agreement, each Assignment Agreement, each Transfer Agreement, the Trust Agreement, the Indenture and this Note

    Purchase Agreement shall be true and correct in all material respects as of the applicable Incremental Purchase Date (except to the extent they expressly relate to an earlier or later time);

         (v) All of the conditions for transferring Receivables and other property to the Trust specified in Section 2.1(b)(1) of the Sale and Servicing Agreement shall have been satisfied;

         (vi) The Seller, the Owner Trustee, the General Partner, AFL and ARFC II shall be in compliance with all of their respective covenants contained in the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, each Assignment Agreement, each Transfer Agreement, the Indenture and this Note Purchase Agreement;

         (vii) No Note Purchase Termination Event, or event which with the giving of notice or passage of time could become a Note Purchase Termination Event, shall have occurred;

         (viii) The Maximum Purchases of the DFC Purchasers under the DFC Asset Purchase Agreement and the credit and/or liquidity coverage committed under the Program Facilities shall be in the amounts required to maintain the then-current ratings of the Purchaser's Notes; and

         (ix) the aggregate Certificate Balance of the Investor Certificates shall equal at least twelve (12) percent of the sum of the Facility Balance.

         (b) Each Incremental Purchase shall be requested in a minimum aggregate principal amount of $5,000,000; PROVIDED, that an Incremental Purchase may be requested in such lesser amount as remains available under the Purchaser's Purchase Commitment.

         (c) The Purchaser shall not be required to make any Incremental Purchase if, after giving effect to such funding, the Outstanding Amount of the Notes will exceed the Purchaser's Purchase Commitment.

         (d) The purchase price of each Incremental Purchase shall be equal to 100% of the increase in the Outstanding Amount of the Notes (the "Purchase Price").

         SECTION 2.04   EXTENSION OF PURCHASE COMMITMENT EXPIRATION DATE.
Unless some other event causes the termination of the Purchaser's obligations to purchase the Notes or make Incremental Purchases hereunder, the parties to this Note Purchase Agreement may mutually agree in writing to the extension of clause
(i) of the definition of the Purchase Commitment Expiration Date to a date no later than 364 days following the date of such extension; PROVIDED, that the Purchaser shall not be obligated to extend the Purchase Commitment Expiration Date unless (i) the Maximum Purchases of the DFC Purchasers under the DFC Asset Purchase Agreement and the credit and/or liquidity coverage committed under the Program Facility will continue to be in effect after such extension in the aggregate amounts necessary to maintain the then-current ratings of the Purchaser's Commercial Paper Notes and (ii) each of S&P and Moody's shall have confirmed that such extension will not cause a downgrade of their then-current ratings of the Commercial Paper Notes.

         SECTION 2.05   REDUCTION OR INCREASE OF PURCHASE COMMITMENT.

         (a) The Seller may reduce in whole or in part the unused Purchase Commitment by giving the Administrative Agent written notice thereof at least five Business Days before such reduction is to take place; PROVIDED, HOWEVER, that any partial reduction shall be in an amount of $5,000,000 for the Purchaser or any integral multiples of $1,000,000 thereof; and PROVIDED FURTHER, that if any partial reduction of the Purchase Commitment would cause the Outstanding Amount of the Notes to exceed the Purchase Commitment, then, as a condition of such reduction, the Seller shall pay, on or before such reduction date, (i) that portion of the Outstanding Amount of the Notes which, after giving effect thereto, would result in the Outstanding Amount of the Notes being no greater than the Purchase Commitment, (ii) accrued and unpaid interest on the Outstanding Amount of the Notes prepaid at the Note Interest Rate as applicable, and (iii) any Breakage Payments. In addition, on the date of any reduction of the Purchase Commitment, the Seller shall pay the Purchaser any accrued and unpaid Purchase Availability Fee on the date of such reduction with respect to the reduction amount.

         (b) The Seller may request an increase in the Purchase Commitment by written notice to the Administrative Agent at least 30 days before the date on which such increase is requested to become effective. No such increase will take effect unless (i) the Purchaser and the Administrative Agent agree thereto,
(ii) the Maximum Purchases of the DFC Purchasers under the DFC Asset Purchase Agreement and the credit and/or liquidity coverage committed under the Program Facility are increased as necessary to maintain the then-current ratings of the Purchaser's Notes and (iii) each of S&P and Moody's shall have confirmed that such increase will not cause a downgrade of their then-current ratings of the Commercial Paper Notes.

         SECTION 2.06   REDEMPTION OF NOTES; EXCHANGES.

         (a) The Seller shall have the right, from time to time to redeem the Notes, in whole, pursuant to the provisions of Sections 10.01(a), (b) and (c) of the Indenture, at the Redemption Price and after the giving of notice as provided in Section 10.02 of the Indenture. In the event that the Notes are redeemed from the proceeds of the sale of the Receivables and other Trust Property pursuant to Section 9.1(b) of the Sale and Servicing Agreement, the Seller shall be obligated to fund the

Commercial Paper Funding Account if and as required by Section 2.10 hereof. In addition, in the event of any such redemption of the Notes from such sale proceeds, the Seller may reissue the Notes and the Purchaser shall be obligated to make Incremental Purchases in accordance with Section 2.03 of this Note Purchase Agreement. The Purchaser and the Administrative Agent acknowledge that no Breakage Payments or deposits into the Commercial Paper Funding Account will be required with respect to Notes redeemed and reissued on the same day.

         (b) In addition, in the event of a Recapitalization, the Seller shall have the right to redeem the Notes, in whole or in part, pursuant to Section 10.01(d) of the Indenture. The Redemption Price for such a redemption will be payable partly in cash and partly from the exchange of newly-issued Non-Callable Notes for the Notes being redeemed, which Non-Callable Notes shall be issued in the principal amount equal to the Notes being redeemed minus any cash Redemption Price. The Non-Callable Notes will be identical in every respect to the other Notes except that AFL will not have a Call Option with respect to such Non-Callable Notes. The Seller will also be required to pay any Breakage Payments arising from such redemption and exchange, PROVIDED that the Purchaser and the Administrative Agent acknowledge that no Breakage Payments or deposits into the Commercial Paper Funding Account will be required with respect to Notes exchanged for Non-Callable Notes.

         SECTION 2.07 AFL'S CALL OPTION. AFL shall have the option (the "Call Option") from time to time to require the Administrative Agent, as agent for the Purchaser and/or the DFC Purchasers to sell all or some of the Notes (other than the Non-Callable Notes) to AFL at a purchase price equal to the principal amount of Notes as to which the Call Option is being exercised, plus accrued interest thereon at the Note Interest Rate and any Breakage Costs. In addition, in connection with any such purchase, the Seller will be obligated to fund the Commercial Paper Funding Account if and as required by Section 2.10 hereof. The Purchaser shall be obligated to repurchase such Notes from AFL, at the request of AFL, at a purchase price equal to the principal amount thereof plus accrued interest thereon, as long as no Note Purchase Termination Event shall have occurred and be continuing.

         SECTION 2.08 NOTE PURCHASE TERMINATION EVENTS. The occurrence of any one of the following events shall constitute a "Note Purchase Termination Event":

         (a)  an Event of Default under the Indenture;

         (b)  a Purchase Termination Event under the Sale and Servicing
Agreement;

         (c) default in the observance or performance of any covenant or agreement by the Seller, ARFC II or AFL (in its individual capacity) in the Sale and Servicing Agreement, the

Purchase Agreement, each Assignment Agreement or each Transfer Agreement, as applicable, and such default shall continue for a period of 30 days after notice thereof shall have been given by any of the Seller, ARFC II, the Servicer, AFL, the Indenture Trustee or the Owner Trustee to the defaulting party;

         (d) (i)  the commencement of an involuntary case against AFL or ARFC
II under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, and such case is not dismissed within 60 days;
(ii) the commencement by AFL or ARFC II of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect; (iii) the entry of an order for relief in an involuntary case against AFL or ARFC II under any such law; (iv) the consent by AFL or ARFC II to the entry of any such order for relief; (v) the consent by AFL or ARFC II to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of AFL or ARFC II; (vi) the making by AFL or ARFC II of any general assignment for the benefit of creditors; (vii) the failure by AFL or ARFC II generally to pay its debts as such debts become due, or (viii) the taking of action by AFL or ARFC II in furtherance of any of the foregoing;

         (e) the Facility Balance shall exceed the sum of (i) the aggregate Principal Balance of Receivables and (ii) the amount on deposit in the Principal Funding Account (after giving effect to an Incremental Purchase or any payments to be made on such date) and shall continue to so exceed for two (2) Business Days after the Servicer has prepared such calculation;

         (f) the Facility Balance shall exceed the Facility Limit (after giving effect to an Incremental Purchase or any payments to be made on such date) and shall continue to so exceed for two (2) Business Days after the Servicer has prepared such calculation;

         (g) unless no Notes are issued and outstanding, the aggregate Certificate Balance of the Investor Certificates shall be less than twelve (12) percent of the sum of (i) the Facility Balance and (ii) the Certificate Balance of the General Partner Certificates;

         (h) 60 days following the date on which (A) the Securities and Exchange Commission, any banking regulatory authority or any other Governmental Body having jurisdiction over J.P. Morgan & Co. Incorporated ("JPM") or any of its subsidiaries shall require the consolidation of the assets and liabilities of Delaware Funding Corporation on the balance sheet of JPM or any of its subsidiaries (including Morgan Guaranty Trust Company of New York) or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by JPM or any of its subsidiaries, or
(B) the independent auditors for JPM shall have advised JPM or any of its subsidiaries in writing that in their opinion such consolidation is required by GAAP or applicable Law, rule or regulations; or

         (i) failure by the Seller and AFL to pay the Purchase Availability Fee and such failure shall continue for two (2) Business Days.

         (j) a Change of Control shall have occurred without the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

         SECTION 2.09 CALCULATION AND PAYMENT OF INTEREST AND FEES. (a) On or before the Business Day immediately preceding each Determination Date, the Administrative Agent shall notify the Seller, the Servicer and the Indenture Trustee of the Note Interest Rate for the Interest Accrual Period ending immediately prior to such Determination Date. In addition, when the Note Interest Rate is based on LIBOR, the Administrative Agent shall determine on each LIBOR Determination Date the LIBOR to be in effect for the next succeeding Interest Accrual Period, and shall promptly notify the Seller, the Servicer and the Indenture Trustee of the rate so determined;

         (b) The Seller agrees to instruct the Indenture Trustee to pay all amounts due with respect to the Notes and arising under this Note Purchase Agreement to an account maintained by Morgan Guaranty Trust Company of New York in the name of Morgan Guaranty Trust Company of New York, as Administrative Agent and designated "Note Payment Account" (Acct. No. 600-17-115), or such other account designated from time to time by the Administrative Agent. In the event AFL owns any or all of the Notes following the exercise of its Call Option, the Administrative Agent will instruct Morgan Guaranty Trust Company of New York (or such other bank which holds funds related to the Notes for the benefit of the Administrative Agent) to make payments from such account with respect to the Notes owned by AFL.

         Moneys in the Note Payment Account shall be invested by the Administrative Agent in Eligible Investments scheduled to mature not later than one Business Day prior to the Payment Date on which such moneys are required to be used to make payments to the DFC Owners.

         (c) On each Payment Date, the Administrative Agent will pay out of moneys available in the Note Payment Account to each DFC Owner, for the related Interest Accrual Period, the following amounts: (i) to the Purchaser, the interest accrued at the weighted average of the funding rates applicable to the Purchaser (whether funded by Commercial Paper Notes and/or loans or credit enhancement under the Program Facility) on the weighted average Outstanding Balance of the Notes funded by the Purchaser during such Interest Accrual Period and (ii) to each DFC Purchaser, the sum of (a) with respect to each Tranche Period that ended before such Payment Date, the interest accrued on each day during such Tranche Period that occurred within such Interest Accrual Period, at the applicable Purchaser Funding Rate (as defined in the DFC Asset Purchase Agreement) on such DFC Purchaser's Percentage Interest in the Purchased Interest relating to such Tranche Period; and (b) such DFC Purchaser's Interest Arrearage, if any.

         (d) All amounts, if any, remaining on deposit in the Note Payment Account immediately following the redemption in full of the Notes in connection with a Securitized Offering or a sale of not less than all of the Trust Property shall be distributed to ARFC II.

         SECTION 2.10   COMMERCIAL PAPER FUNDING ACCOUNT.  If (a) the Notes are
(i) redeemed pursuant to Section 10.01(a), (b) or (c) of the Indenture or (ii) purchased by AFL following the exercise of its Call Option and (b) all or any portion of the Notes redeemed or called were funded with Commercial Paper Notes and such Commercial Paper Notes are scheduled to mature on any day or days after such redemption or repurchase (the "CP Funded Portion"), the Seller shall be required to make a payment to the Administrative Agent in an amount equal to the difference between (A) the sum of (1) the face amount of such Commercial Paper Notes scheduled to mature after such redemption or purchase (or, in the case of such Commercial Paper Notes issued on an interest-bearing basis, the principal amount of such Commercial Paper Notes plus accrued interest thereon to the maturity date or dates) plus (2) the DFC Program Rate with respect to the CP Funded Portion and (B) the portion of the Redemption Price or purchase price paid to the Purchaser and attributable to the CP Funded Portion. Such payment, together with the portion of the Redemption Price received by the Purchaser and attributable to the CP Funded Portion, shall be deposited into a Commercial Paper Funding Account established by the Administrative Agent (the "Commercial Paper Funding Account"). Moneys in the Commercial Paper Funding Account shall be transferred to the Collateral Agent on each maturity date of Commercial Paper Notes in an amount sufficient to repay such Commercial Paper Notes. Pending such transfers, moneys in the Commercial Paper Funding Account shall be invested by the Administrative Agent in obligations that are rated A-1+ by S&P and P-1 by Moody's. Earnings on such investments (after deducting any losses), if any, shall be paid by the Administrative Agent to the Seller on the last maturity date of all of the Commercial Paper Notes occurring after the related redemption or repurchase date. The Seller hereby pledges to the Administrative Agent any and all of its right, title and interest in and to the Commercial Paper Funding Account, including any and all instruments, moneys and securities in such Commercial Paper Funding Account and all proceeds thereof, to secure repayment of the Purchaser's Commercial Paper Notes.

                                     ARTICLE III

                              CLOSING AND EFFECTIVENESS

         SECTION 3.01 CLOSING. The closing (the "INITIAL CLOSING") took place on December 28, 1995, upon satisfaction (or waiver) of the conditions to closing set forth in Article IV of this Note Purchase Agreement (the date of the Initial Closing being referred to herein as the "INITIAL CLOSING DATE").

         SECTION 3.02 FUNDING DATE. The Initial "Funding Date" occurred on the date on which the Purchaser made the initial purchase of the Notes. The Purchaser's initial purchase of Notes was subject to the conditions set forth in
Article IV hereof, any other conditions which are Incremental Purchase Conditions, and the condition that at least one director of ARFC II shall be an "Independent Director" as defined in the Certificate of Incorporation of ARFC II.

         SECTION 3.03 TRANSACTIONS EFFECTED AT THE INITIAL CLOSING AND ON THE FUNDING DATE. (a) On the Initial Closing Date, the parties hereto executed and delivered the Original Note Purchase Agreement and (b) on the Funding Date, (i) the Administrative Agent delivered to the Seller funds in an amount equal to the Initial Purchase Price of the Notes (by wire transfer of immediately available funds to a bank account designated by the Seller at least two Business Days prior to the Funding Date); and (ii) the Seller delivered the Notes to the Collateral Agent in satisfaction of the Seller's obligation to the Purchaser hereunder.

         SECTION 3.04 EFFECTIVENESS DATE. (a) The "Effectiveness Date" of this Note Purchase Agreement shall occur on the date on which the conditions set forth in Article IV A of this Note Purchase Agreement shall have been satisfied or waived by the Purchaser.

         (b) This Note Purchase Agreement amends and restates the Original Note Purchase Agreement and on the Effectiveness Date, replaces the Original Note Purchase Agreement without interruption of the parties' performance thereunder.


                                      ARTICLE IV

                 CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASER
                             ON THE INITIAL CLOSING DATE

         The obligation of the Purchaser to purchase and pay for the Notes on the Funding Date was subject to the satisfaction at the time of the Initial Closing (and, in the case of Sections 4.02 and 4.12, on the Funding Date) of the following conditions (any or all of which may have been waived by the Purchaser in its sole discretion):

         SECTION 4.01   PERFORMANCE BY PARTIES.

         All the terms, covenants, agreements and conditions of the Sale and Servicing Agreement, Purchase Agreement, each Assignment Agreement, each Transfer Agreement, the Trust Agreement, the Indenture, the Administration Agreement, the Custodian Agreement and this Note Purchase Agreement to be complied with and performed by the Seller, the Owner Trustee, AFL or ARFC II, as applicable, at or before the Closing shall have been complied with and performed in all material respects.

         SECTION 4.02   REPRESENTATIONS AND WARRANTIES.

         Each of the representations and warranties of the Seller, the Owner Trustee, AFL and ARFC II, as applicable, made in the Purchase Agreement, each Assignment Agreement, the Sale and Servicing Agreement, each Transfer Agreement, the Trust Agreement, the Indenture, the Administration Agreement, the Custodian Agreement and this Note Purchase Agreement shall be true and correct in all material respects as of the time of the Closing (except to the extent they expressly relate to an earlier or later time, in which event they shall be true as of such earlier or later time).

         SECTION 4.03   CORPORATE DOCUMENTS.

         (a) The Purchaser shall have received copies of the (i) Articles of Incorporation, long form good standing certificate and By-Laws of AFL, (ii) Board of Directors resolutions of AFL with respect to the Purchase Agreement, the Sale and Servicing Agreement, the Custodian Agreement and this Note Purchase Agreement and (iii) incumbency certificate of AFL, each certified by appropriate corporate authorities.

         (b) The Purchaser shall have received copies of the (i) Certificate of Incorporation, long form good standing certificate and By-Laws of ARFC II,
(ii) Board of Directors resolutions of ARFC II with respect to the Sale and Servicing Agreement, the Purchase Agreement, each Assignment Agreement, each Transfer Agreement and the Trust Agreement, and (iii) incumbency certificate of ARFC II, each certified by appropriate corporate authorities.

         (c) The Purchaser shall have received copies of the Certificate of Trust and good standing certificate of the Seller.

         (d) The Purchaser shall have received copies of (i) the Certificate of Incorporation, long-form good standing certificate and By-Laws of the Owner Trustee, (ii) Board of directors resolutions of the Owner Trustee with respect to the Trust Agreement and (iii) an incumbency certificate of the Owner Trustee, each certified by appropriate corporate authorities.

         SECTION 4.04 OPINIONS OF COUNSEL. Counsel to each of the Seller, Owner Trustee, AFL and ARFC II shall have delivered to the Purchaser favorable opinions, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel, covering the matters set forth in Exhibit A, or any other matters required to be covered by S&P or Moody's, and addressed to the parties set forth in Exhibit A.

         SECTION 4.05 OPINIONS OF COUNSEL TO THE INDENTURE TRUSTEE. Counsel to the Indenture Trustee shall have delivered to the Purchaser a favorable opinion, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel, covering the matters set forth in Exhibit C, or any other matters required to be covered by S&P or Moody's, and addressed to the parties set forth in Exhibit C.

         SECTION 4.06 FINANCING STATEMENTS. The Purchaser shall have received evidence satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the opinion of the Purchaser or its counsel, desirable to perfect or evidence the assignment by AFL to ARFC II, ARFC II to the Trust, and the Trust to the Indenture Trustee of their respective ownership interests in the Receivables and the other Indenture Collateral and the proceeds thereof, including:

         (a) Acknowledgement copies of all UCC financing statements and assignments that have been filed in the offices of the Secretary of State of the applicable states and in the appropriate office or offices of such other locations as may be specified in the opinions of counsel delivered pursuant to
Section 4.04; and

         (b) Certified copies of requests for information (Form UCC-11) (or a similar search report certified by parties acceptable to the Purchaser and its counsel) dated a date reasonably near the Closing Date and listing all effective financing statements which name AFL, ARFC II or the Trust, as seller, assignor or debtor and which are filed in all jurisdictions in which the filings were or will be made, together with copies of such financing statements.

         SECTION 4.07 RATINGS. The Purchaser's Commercial Paper Notes shall have received at least an A-1+ rating from S&P and P-1 from Moody's and the Purchaser shall have received confirmation from S&P and Moody's, respectively, that such ratings shall continue in effect on the Closing Date, after giving effect to the purchase of the Notes.

         SECTION 4.08 DOCUMENTS. The Purchaser shall have received (i) a duly executed counterpart of this Note Purchase Agreement and (ii) an executed copy of each of the Purchase Agreement, each Assignment Agreement, the Sale and Servicing Agreement, each Transfer Agreement, the Trust Agreement, the Indenture, the Administration Agreement, the Custodian Agreement and each and every document or certification delivered by any party in connection with any of the above agreements.

         SECTION 4.09 NO ACTIONS OR PROCEEDINGS. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by the Purchase Agreement, the Trust Agreement, the Indenture, the Administration Agreement, this Note Purchase Agreement or the documents related thereto in any material respect.

         SECTION 4.10 APPROVALS AND CONSENTS. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by this Note Purchase Agreement and the other documents related thereto shall have been obtained or made.

         SECTION 4.11 OFFICER'S CERTIFICATE. The Purchaser shall have received an Officer's Certificate from each of the Seller, the Owner Trustee, AFL and ARFC II, each in form and substance reasonably satisfactory to the Purchaser and its counsel, dated as of the Closing Date, certifying as to the satisfaction of the conditions set forth in Sections 4.01 and 4.02 hereof, with regard to the Seller, the Owner Trustee, AFL and ARFC II, as applicable.

         SECTION 4.12 INVESTOR CERTIFICATES. On or prior to the Funding Date, the Seller shall have issued the Investor Certificates in the initial aggregate Certificate Balance of $19,800,000 and the same shall have been duly and validly authorized by the Seller and issued under the Indenture.

         SECTION 4.13 ACCOUNTS. The Purchaser shall have received evidence that the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Principal Funding Account, the Subcollection Account and the Spread Account have been established in accordance with the terms of the Sale and Servicing Agreement, the Trust Agreement and the Indenture.

         SECTION 4.14 LOCKBOX ACCOUNT. The Purchaser shall have received evidence of the establishment of the Lockbox Account as required by Section 3.2(d) of the Sale and Servicing Agreement.

         SECTION 4.15 SYNDICATION. The Purchaser shall have syndicated the rights and obligations under the DFC Asset Purchase Agreement such that the aggregate maximum purchase commitments under the DFC Asset Purchase Agreement shall at least equal 102% of the Purchaser's Purchase Commitment.

         SECTION 4.16 OTHER DOCUMENTS. The Seller shall have furnished to the Purchaser such other information, certificates and documents as the Purchaser may reasonably request.

                                     ARTICLE IV A

                        CONDITIONS PRECEDENT TO EFFECTIVENESS

         This Note Purchase Agreement shall become effective on the Effectiveness Date upon satisfaction of the following conditions (any or all of which may be waived by the Purchaser in its sole discretion):

         SECTION 4.01A  ARTICLE IV CONDITIONS

         All of the conditions set forth in Sections 4.01 through 4.11 and 4.16 shall have been satisfied as of the Effectiveness Date.

         SECTION 4.02A  EXECUTED AGREEMENTS.

         The Administrative Agent shall have received duly executed counterparts of this Note Purchase Agreement, the Certificate Purchase Agreement, the Asset Purchase Agreement, the Trust Agreement, the Custodian Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Administration Agreement and the DFC Fee Letter.


                                      ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller made the following representations and warranties to the Purchaser, the DFC Purchasers and the Administrative Agent as of the Initial Closing Date, as of the Funding Date and as of each Incremental Purchase Date before the Effectiveness Date, and hereby makes the following representations and warranties to the Purchaser, the DFC Purchasers and the Administrative Agent as of the Effectiveness Date and as of each Incremental Purchase Date thereafter, and the Purchaser and the DFC Purchasers shall rely on such representations and warranties in making each Incremental Purchase on each Incremental Purchase Date.

         SECTION 5.01   AUTHORITY, ETC.

         (a) The Seller has been duly organized and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and to transact the business in which it is now engaged, and the Seller is duly qualified to do business and is in good standing in each State of the United States where the nature of its business requires it to be so qualified.

         (b) The issuance, sale, assignment and conveyance of the Notes, the performance of the Seller's obligations under this Note Purchase Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Seller or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement (including this Note Purchase Agreement) or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Trust or any Governmental Rule applicable to the Seller is required for the sale of the Notes.

         (c) No Governmental Action which has not been obtained is required by or with respect to the Seller in connection with the execution and delivery of the Notes, the Sale and Servicing Agreement, any Transfer Agreement, the Trust Agreement, the Indenture, the Administration Agreement, the Custodian Agreement or this Note Purchase Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby or thereby.

         (d) The Administration Agreement, the Sale and Servicing Agreement, each Transfer Agreement, the Indenture, the Custodian Agreement and this Note Purchase Agreement have been duly authorized, executed and delivered by the Seller and the Sale and Servicing Agreement, each Transfer Agreement, the Trust Agreement, the Indenture, the Administration Agreement, the Custodian Agreement and this Note Purchase Agreement are the valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         SECTION 5.02 NOTES. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for by the Purchaser in accordance with this Note Purchase Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Indenture.

         SECTION 5.03 LITIGATION. There is no pending or, to the Seller's knowledge, threatened action, suit or proceeding by or against the Seller before any Governmental Authority or any arbitrator with respect to the Sale and Servicing Agreement, any Transfer Agreement, the Indenture, the Trust, the Trust Agreement, the Custodian Agreement, this Note Purchase Agreement, the Notes, the Administration Agreement, the Purchase Agreement, any Assignment Agreement or any of the transactions contemplated herein or therein, or with respect to the Seller which, in the case of any such action, suit or proceeding with respect to the Seller, if adversely determined, would have a material adverse effect on the ability of the Seller to perform its obligations hereunder or thereunder.

         SECTION 5.04 TAXES, ETC. Any taxes, fees and other charges of Governmental Authorities applicable to the Seller, except for franchise or income taxes, in connection with the execution, delivery and performance by the Seller of the Sale and Servicing Agreement, the Administration Agreement, this Note Purchase Agreement, the Custodian Agreement, the Trust Agreement and the Indenture or otherwise applicable to the Seller in connection with the Trust have been paid or will be paid by the Seller at or prior to the Effectiveness Date or Incremental Purchase Date, as applicable, to the extent then due.

         SECTION 5.05 FINANCIAL CONDITION OF THE SELLER. On the date hereof and on each Incremental Purchase Date, the Seller is not insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

         SECTION 5.06 ABSENCE OF MATERIAL ADVERSE EFFECT. There exists no event or occurrence which has a material adverse effect on the status, existence, perfection, priority or enforceability of the Seller's interest in the Receivables.

         SECTION 5.07   INVESTMENT COMPANY ACT.  The Trust is not an
"investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.08 FULL DISCLOSURE. All written factual information heretofore furnished by the Seller or any of its representatives to the Purchaser for purposes of or in connection with this Note Purchase Agreement, including, without limitation, information relating to the Receivables and the Trust, was true and correct in all material respects on the date as of which such information was stated or certified and remains true and correct in all material respects as of the Effectiveness Date (except with respect to the Receivables) and the Funding Date, or as of the Incremental Purchase Date, as the case may be. If any information furnished pursuant to the preceding sentence is subsequently revised due to a change in the methodology used to derive such information or for any other reason, such revised information shall be promptly delivered, but in any event no later than the Monthly Report delivered pursuant to Section 3.19 of the Sale and Servicing Agreement, to the Purchaser together with an explanation of such change.


                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES
                                   OF THE PURCHASER

         The Purchaser made the following representations and warranties to the Seller on which the Seller relied in entering into the Original Note Purchase Agreement and hereby makes the following representations and warranties to the Seller on which the Seller shall rely in entering into this Note Purchase Agreement.

         SECTION 6.01 ORGANIZATION. The Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with power and authority to own its properties and to transact the business in which it is now engaged, and the Purchaser is duly qualified to do business and is in good standing in each State of the United States where the nature of its business requires it to be so qualified.

         SECTION 6.02 AUTHORITY, ETC. The Purchaser has all requisite power and authority to enter into and perform its obligations under this Note Purchase Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Purchaser of this Note Purchase Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Note Purchase Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by the Purchaser of this Note Purchase Agreement nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under (i) any term or provision of the Articles of Incorporation or By-laws of the Purchaser or any Governmental Rule applicable to the Purchaser or (ii) any term or provision of any indenture or other agreement or instrument, to which the Purchaser is a party or by which the Purchaser or any portion of its properties are bound. No Governmental Action which has not been obtained is required by or with respect to the Purchaser in connection with the execution and delivery of this Note Purchase Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby or thereby.

         SECTION 6.03 SECURITIES ACT. The Notes purchased by the Administrative Agent on behalf of the Purchaser pursuant to this Note Purchase Agreement will be acquired for investment only and not with a view to any public distribution thereof, and the Purchaser will not offer to sell or otherwise dispose of its Notes so acquired by it (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws. The Purchaser acknowledges that it has no right to require the Seller to register under the Act or any other securities law the Notes to be acquired by the Purchaser pursuant to this Note Purchase Agreement.

         Pursuant to the terms of the Original Note Purchase Agreement, the Purchaser and the Administrative Agent executed and delivered to the Seller on or before the Initial Closing Date a certain letter (the "INVESTMENT LETTER"), in the form attached hereto as Appendix 1, with respect to the purchase of the Notes. The Purchaser agrees with the Seller that all of the statements made by the Purchaser and the Administrative Agent in the Investment Letter are true and correct in all respects as of the date made.

         SECTION 6.04 INVESTMENT COMPANY ACT. Neither the Purchaser nor the Administrative Agent is required to register as an "investment company" nor is the Purchaser or the Administrative Agent controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                                     ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES OF AFL

         AFL made the following representations and warranties to the Purchaser, the DFC Purchasers and the Administrative Agent as of the Initial Closing Date, as of the Funding Date and as of each Incremental Purchase Date before the Effectiveness Date, and hereby makes the following representations and warranties to the Purchaser, the DFC Purchasers and the Administrative Agent as of the Effectiveness Date and as of each Incremental Purchase Date thereafter, and the Purchaser and the DFC Purchasers shall rely on such representations and warranties in purchasing the Notes and in making Incremental Purchases.

         SECTION 7.01 ORGANIZATION. AFL has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Minnesota, with corporate power and authority to own its properties and to transact the business in which it is now engaged, and AFL is duly qualified to do business (or is exempt from such qualification) and is in good standing in each state of the United States where the nature of its business requires it to be so qualified.

         SECTION 7.02   AUTHORITY, ETC.

         (a) The performance of AFL's obligations under this Note Purchase Agreement, the Purchase Agreement, any Assignment Agreement, the Custodian Agreement, the Sale and Servicing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of AFL or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement (including this Note Purchase Agreement, the Purchase Agreement, any Assignment Agreement, the Custodian Agreement and the Sale and Servicing Agreement) or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its charter or any Governmental Rule and no consent of any Governmental Authority is required for the performance of the obligations contemplated by this Note Purchase Agreement, the Purchase Agreement, any Assignment Agreement, the Custodian Agreement and the Sale and Servicing Agreement.

         (b) No Governmental Action which has not been obtained is required by or with respect to AFL in connection with the execution and delivery of this Note Purchase Agreement, the Purchase Agreement, any Assignment Agreement, the Custodian Agreement and the Sale and Servicing Agreement by AFL or the consummation by AFL of its obligations hereunder and thereunder.

         (c) Each of this Note Purchase Agreement, the Purchase Agreement, each Assignment Agreement, the Custodian Agreement and the Sale and Servicing Agreement has been duly authorized, executed and delivered by AFL and is the valid and legally binding obligation of AFL, enforceable against AFL in accordance with its terms, subject as to enforcement to receivership, conservatorship, bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         SECTION 7.03 LITIGATION. There is no pending or, to AFL's knowledge, threatened action, suit or proceeding by or against AFL before any Governmental Authority or any arbitrator with respect to this Note Purchase Agreement or any of the transactions contemplated herein or with respect to AFL which, in the case of any such action, suit or proceeding with respect to AFL, if adversely determined, would have a material adverse effect on the ability of AFL to perform its obligations hereunder, thereunder or in connection therewith.

         SECTION 7.04 FULL DISCLOSURE. All written factual information heretofore furnished by AFL or any of its representatives to the Purchaser for purposes of or in connection with this Note Purchase Agreement, including, without limitation, information relating to the Receivables and AFL's businesses, was true and correct in all material respects on the date as of which such information was stated or certified and in the case of information relating to AFL and its businesses, except as previously disclosed to the Purchaser and the Administrative Agent, remains true and correct in all material respects, in the reasonable judgment of AFL, as of the Effectiveness Date, the Funding Date or an Incremental Purchase Date, as the case may be. If any information furnished pursuant to the preceding sentence is subsequently revised due to a change in the methodology used to derive such information or for any other reason, such revised information shall be promptly delivered, but in any event no later than the next Monthly Report delivered pursuant to Section

3.19 of the Sale and Servicing Agreement, to the Purchaser together with an explanation of such change.


                                     ARTICLE VIII

                               COVENANTS OF THE SELLER

         SECTION 8.01 RATING OF PURCHASER'S COMMERCIAL PAPER NOTES. To the extent that any rating provided with respect to the Purchaser's Commercial Paper Notes by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Seller, the Seller shall take all reasonable actions to furnish such documents and take any such other action.

         SECTION 8.02 INFORMATION FROM THE SELLER. So long as the Purchaser or any DFC Purchaser shall own the Notes or any Purchase Commitment is outstanding, the Seller will furnish to the Purchaser and the Administrative
Agent:

         (a) a copy of each certificate, report, statement, notice or other communication (other than investment instructions) furnished by or on behalf of the Seller to the Indenture Trustee, Owner Trustee, S&P or Moody's under the Trust Agreement, the Indenture or the Sale and Servicing Agreement, concurrently therewith, and promptly after receipt thereof, a copy of each notice, demand or other communication received by or on behalf of the Seller under the Trust Agreement, the Indenture or the Sale and Servicing Agreement;

         (b) such other information, documents, records or reports respecting the Trust, the Receivables, other Indenture Collateral, the Seller or the Servicer as the Purchaser or Administrative Agent may from time to time reasonably request without unreasonable expense to the Seller;

         (c) such publicly available information, documents, records or reports respecting the Seller or the condition or operations, financial or otherwise of the Seller as the Purchaser or Administrative Agent may from time to time reasonably request;

         (d) promptly following the sending or filing thereof, other than in connection with a Securitized Offering, copies of all registration statements which the Seller files with the Securities and Exchange Commission or any national securities exchange in connection with the Receivables, the Trust, the Trust Agreement, the Indenture, any Certificates issued under the Trust Agreement or Notes issued under the Indenture;

         (e) as soon as possible and in any event within five Business Days after the occurrence thereof, notice of each Purchase Termination Event or event which with the giving of notice or the passage of time or both would constitute a Note Purchase Termination Event; and

         (f) by April 30 of each year, an annual report from independent accountants containing financial information relating to each of the Trust and ARFC II in a form reasonably acceptable to the Purchaser.

         SECTION 8.03 ACCESS TO INFORMATION. So long as the Purchaser or any DFC Purchaser shall own any Notes or any Purchase Commitment is outstanding, the Seller will, at any time from time to time during regular business hours, on reasonable notice to the Seller, permit the Purchaser or the Administrative Agent, or it agents or representatives to:

         (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller relating to the Receivables, and

         (b) visit the offices and property of the Seller for the purpose of examining such materials described in clause (a) above.

Except as provided in Section 13.05 hereof, any information obtained by the Purchaser or the Administrative Agent pursuant to this Section 8.03 shall be held in confidence by the Purchaser or Administrative Agent unless such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding, or (iii) is required by any Governmental Rule.

         SECTION 8.04 SECURITY INTERESTS; FURTHER ASSURANCES. The Seller will take all action necessary to maintain the Indenture Trustee's first priority perfected security interest in the Receivables, the related Financed Vehicles and the other Indenture Collateral. The Seller agrees to take any and all acts and to execute any and all further instruments necessary or reasonably requested by the Purchaser to more fully effect the purposes of this Note Purchase Agreement.

         SECTION 8.05 COVENANTS. The Seller will duly observe and perform each of its covenants set forth in the Trust Agreement, the Sale and Servicing Agreement and the Indenture.

         SECTION 8.06 AGREEMENT AMENDMENTS. The Seller will not make any material amendment, modification or change to, or provide any waiver under, the Trust Agreement, the Sale and Servicing Agreement or the Indenture without the prior written consent of the Purchaser.

         SECTION 8.07 RECEIVABLES FILES. The Seller shall deliver Receivables Files to the Custodian in accordance with the Sale and Servicing Agreement and the Custodian Agreement.

                                      ARTICLE IX

                                   COVENANTS OF AFL

         SECTION 9.01 RATING OF PURCHASER'S COMMERCIAL PAPER NOTES. To the extent that any rating provided with respect to the Purchaser's Commercial Paper Notes by any rating agency is conditional upon the furnishing of documents or the taking of any other action by AFL, AFL shall take all reasonable actions to furnish such documents and take any such other action.

         SECTION 9.02 INFORMATION FROM AFL. So long as the Purchaser or any DFC Purchaser shall own any Notes or any Purchase Commitment is outstanding, AFL will furnish to the Purchaser and the Administrative Agent:

         (a) such other information, documents, records or reports respecting the Trust, the Receivables, other Indenture Collateral, the Seller, ARFC II or AFL as the Purchaser may from time to time reasonably request without unreasonable expense to AFL;

         (b) such publicly available information, documents, records or reports respecting AFL or ARFC II or the condition or operations, financial or otherwise of AFL or ARFC II as the Purchaser may from time to time reasonably request;

         (c) promptly following the sending or filing thereof, other than in connection with a Securitized Offering, copies of all registration statements which AFL or ARFC II files with the Securities and Exchange Commission or any national securities exchange in connection with the Receivables, the Trust, the Trust Agreement, the Indenture or any Certificates issued under the Trust Agreement or Notes issued under the Indenture; and

         (d) as soon as possible and in any event within five Business Days after the occurrence thereof, notice of each Note Purchase Termination Event or event which with the giving of notice or the passage of time or both would constitute a Note Purchase Termination Event.

         SECTION 9.03 ACCESS TO INFORMATION. So long as the Purchaser or any DFC Purchaser shall own any Notes or any Purchase Commitment is outstanding, AFL will, at any time from time to time during regular business hours, on reasonable notice to AFL, permit the Purchaser and the Administrative Agent, or it agents or representatives to:

         (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of AFL relating to the Receivables, and

         (b) visit the offices and property of AFL for the purpose of examining such materials described in clause (a) above.

Except as provided in Section 13.05 hereof, any information obtained by the Purchaser or Administrative Agent pursuant to this Section 9.03 shall be held in confidence by the Purchaser and the Administrative Agent unless such information
(i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding, or (iii) is required by any Governmental Rule.

         SECTION 9.04 SECURITY INTERESTS; FURTHER ASSURANCES. AFL will take all action necessary to maintain the Indenture Trustee's first priority perfected security interest in the Receivables, the related Financed Vehicles and the other Indenture Collateral. AFL agrees to take any and all acts and to execute any and all further instruments necessary or reasonably requested by the Purchaser to more fully effect the purposes of this Note Purchase Agreement.

         SECTION 9.05 SALE AND SERVICING AGREEMENT AND PURCHASE AGREEMENT COVENANTS. AFL will duly observe and perform each of its covenants set forth in the Sale and Servicing Agreement and the Purchase Agreement.

         SECTION 9.06 AMENDMENTS. AFL will not make any material amendment, modification or change to, or provide any waiver under, the Sale and Servicing Agreement or Purchase Agreement without the prior written consent of the Purchaser.

         SECTION 9.07.  MINIMUM CAPITAL BASE.

         (a) AFL will not permit its consolidated Capital Base, on the last day of its fiscal year, to be less than the sum of (i) its consolidated Capital Base on the last day of the immediately preceding fiscal year, PLUS (ii) to the extent Net Income for such fiscal year is greater than zero, Net Income for such fiscal year PLUS (iii) Capital Base Proceeds for such fiscal year; and

         (b) AFL will not permit its consolidated Capital Base, on the last day of any fiscal quarter other than the last day of its fiscal year, to be less than the sum (i) 95% of its consolidated Capital Base on the last day of the immediately preceding fiscal year PLUS (ii) Capital Base Proceeds since the last day of the immediately preceding fiscal year;

PROVIDED, HOWEVER, that AFL shall not be deemed or declared to be in breach of the covenants contained in this Section 9.07 as long as on the last day of any fiscal quarter, AFL's consolidated Capital Base is not less than $325,000,000;

                                      ARTICLE X

                           MUTUAL COVENANTS AND AGREEMENTS

         SECTION 10.01 LEGAL CONDITIONS TO CLOSING. The Purchaser, the Administrative Agent, the Seller and AFL will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on any of them with respect to the Closing (including satisfaction of the conditions contained in this Note Purchase Agreement), and will promptly cooperate with and furnish information to one another in connection with any such legal requirements. The Purchaser, the Administrative Agent, the Seller and AFL will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Note Purchase Agreement.

         SECTION 10.02 EXPENSES AND FEES. (a) In connection with the Initial Closing, all costs and expenses incurred in connection with the Original Note Purchase Agreement and the transactions contemplated thereby were paid by AFL. Subject to Section 13.10, except as otherwise expressly provided herein, all costs and expenses incurred in connection with the entering into of this Note Purchase Agreement on the Effectiveness Date and the transactions contemplated hereby shall (as between the Seller and the Purchaser) be paid by AFL.

         (b) On and after the date of this Note Purchase Agreement, the Seller and/or AFL, as applicable, shall be obligated to pay all fees payable pursuant to the DFC Fee Letter (other than the DFC Program Rate to the extent included in the Note Interest Rate).

         SECTION 10.03 MUTUAL OBLIGATIONS. On and after the date of this Note Purchase Agreement, the Purchaser, the Administrative Agent, the Seller and AFL will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Note Purchase Agreement.

         SECTION 10.04 FUNDING OF PURCHASE PRICE. The Purchaser shall utilize its best efforts to issue its Commercial Paper Notes prior to selling any Purchased Interest to the DFC Purchasers under the DFC Asset Purchase Agreement to fund the Purchase Price of the Notes (including the Initial Purchase Price); PROVIDED, HOWEVER, that nothing herein shall require the Purchaser to issue Commercial Paper Notes or limit the rights of the Purchaser to sell any Purchased Interest to the DFC Purchasers under the DFC Asset Purchase Agreement to fund the Purchase Price of the Notes (including the Initial Purchase Price); PROVIDED, FURTHER, if any Purchased Interest has been purchased by a DFC Purchaser, such Purchased Interest shall be funded using the Purchaser Funding Rates (as defined in the DFC Asset Purchase Agreement) for such DFC Purchaser set forth in the DFC Asset Purchase Agreement. In the event all or a portion of the Notes will be or have been sold to the DFC Purchasers pursuant to the DFC Asset Purchase Agreement, the Administrative Agent shall consult with the Seller in selecting Purchaser Funding Rates and Tranche Periods under the DFC Asset Purchase Agreement. The Seller, the Purchaser and the Administrative Agent agree that the minimum term for any Commercial Paper Notes issued to fund the Purchase Price (including the Initial Purchase Price) of the Commercial Paper Notes shall be 15 days, except that if the Seller has notified the Purchaser and the Administrative Agent that a Securitized Offering or a redemption of the Notes with the proceeds of sale of Trust Property will occur, the term for such Commercial Paper Notes may be the number of days from the date of issuance of such Commercial Paper Notes to a date not later than five days before the estimated date of the Securitized Offering or redemption, and thereafter the Commercial Paper Notes may be reissued (not more than three (3) times) for periods, ending on or before the date of the Securitized Offering or redemption of the Notes with sale proceeds.

         SECTION 10.05 RESTRICTIONS ON TRANSFER. The Purchaser and the Administrative Agent agree not to sell or assign the Notes except (i) to a DFC Purchaser or otherwise as provided in the Program Facility or (ii) following the occurrence of a Default Rate Event or a Note Purchase Termination Event specified in Section 2.08(h) hereof. The Purchaser and the Administrative Agent agree to comply with the restrictions on transfer of the Notes set forth in the Investment Letter and to resell the Notes only in compliance with such restrictions, and, except as provided in the following proviso, to resell or transfer the Notes only with a letter from the buyer or transferee in substantially the form of the Investment Letter; PROVIDED, HOWEVER, that the Seller acknowledges that (a) each DFC Purchaser is deemed to have represented in the DFC Asset Purchase Agreement among other things, that (i) it is an "accredited investor" within the meaning of Regulation D of the Securities Act of 1933, as amended (the "Securities Act") and (ii) it will comply with the restrictions on transfer and sale of the Notes set forth in the Investment Letter, and (b) in the event of the purchase of the Notes by any DFC Purchaser, no such DFC Purchaser will be required to execute and deliver the Investment Letter.

                                      ARTICLE XI

                                   INDEMNIFICATION

         SECTION 11.01 INDEMNIFICATION BY THE SELLER AND AFL. Each of the Seller and AFL agrees to indemnify and hold harmless the Purchaser, the Administrative Agent, the DFC Purchasers (including any Persons who are participants with any such DFC Purchasers), the Collateral Agent, Morgan Guaranty Trust Company of New York, and their officers, directors, employees, agents, representatives, assignees and Affiliates against any and all losses, claims, damages, liabilities or expenses (including legal and accounting fees) (collectively, "LOSSES"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of the Seller or AFL, respectively, in this Note Purchase Agreement or in any certificate or other written material delivered pursuant hereto; PROVIDED, HOWEVER, that neither the Seller nor AFL shall be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from (i) such Person's gross negligence, willful misconduct or bad faith or (ii) the failure of Obligors to pay their obligations under the Receivables as they become due.

         SECTION 11.02 PROCEDURE. In order for the Purchaser, the Administrative Agent, a DFC Purchaser (including any Person who is a participant with a DFC Purchaser), the Collateral Agent, Morgan Guaranty Trust Company of New York, or any of their officers, directors, employees, agents, representatives, assignees or Affiliates (each an "INDEMNIFIED PARTY") to be entitled to any indemnification provided for under this Note Purchase Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a "THIRD PARTY CLAIM"), such Indemnified Party must notify the Seller and AFL in writing of the Third Party Claim within five Business Days of receipt of a summons, complaint or other notice of the commencement of litigation and within ten Business Days after receipt by such Indemnified Party of any other written notice of the Third Party Claim. Thereafter, the Indemnified Party shall deliver to the Seller and AFL, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

         SECTION 11.03 DEFENSE OF CLAIMS. If a Third Party Claim is made against an Indemnified Party, (a) the Seller or AFL, as applicable, will be entitled to participate in the defense thereof and, (b) if either so chooses, to assume the defense thereof with counsel selected by the Seller or AFL, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) the Seller or AFL, first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should the Seller or AFL so elect to assume the defense of a Third Party Claim, neither the Seller nor AFL will be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Seller or AFL elects to assume the defense of a Third Party Claim, the Indemnified Party will
(i) cooperate in all reasonable respects with the Seller and AFL in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Seller's or AFL's prior written consent, as the case may be. If the Seller or AFL shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Seller or AFL does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Seller and AFL of such terms and, the Seller and AFL will promptly reimburse the Indemnified Party upon written request. Anything contained in this Note Purchase Agreement to the contrary notwithstanding, neither the Seller nor AFL shall be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party.

         SECTION 11.04  INDEMNITY FOR TAXES, RESERVES AND EXPENSES.

         (a) If after the date hereof, the adoption of any Governmental Rule or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Governmental Rule or bank regulatory guideline by any Governmental Authority charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Authority (in the case of any bank regulatory guideline, whether or not having the force of Governmental Rule):

              (i) shall subject any Indemnified Party to any tax, duty, deduction or other charge with respect to the Receivables, the Indenture, the Notes, this Note Purchase Agreement or payments of amounts due thereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect thereof (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located); or

         (ii) shall impose, modify or deem applicable any reserve, capital, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting the Receivables, the Indenture, the Trust Agreement, the Notes, this Note Purchase Agreement or payments of amounts due thereunder; or

         (iii) imposes upon any Indemnified Party any other cost or expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to the Receivables, the Indenture, the Trust Agreement, the Notes, this Note Purchase Agreement or payments of amounts due thereunder;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to the Receivables, the Indenture, the Trust Agreement, the Notes, this Note Purchase Agreement or payments of amounts due thereunder or the obligations thereunder or the funding of any purchases (including Incremental Purchases) with respect thereto by any DFC Purchaser and the financing of such purchases by the issuance of Notes and Certificates, by an amount deemed by such Indemnified Party to be material, then, the Seller agrees to pay to such Indemnified Party, within 10 days after demand by such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost; PROVIDED, that the Seller shall not be obligated to pay any such additional amounts that are attributable to the period (the "Excluded Period") ending 30 days prior to the Seller's receipt of such demand, except to the extent such additional amounts accrue during the Excluded Period because of the retroactive effect of the applicable regulatory change, in which case the foregoing limitation shall not apply.

         (b) If any Indemnified Party shall have determined that, after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Governmental Authority, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, the Seller agrees to pay to such Indemnified Party, within 10 days after demand by any such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction; PROVIDED, that the Seller shall not be obligated to pay any such additional amounts that are attributable to the period (the "Excluded Period") ending 30 days prior to the Seller's receipt of such demand, except to the extent such additional amounts accrue during the Excluded Period because of the retroactive effect of the applicable regulatory change, in which case the foregoing limitation shall not apply.

         (c) Any Indemnified Party who makes a demand for payment of increased costs or capital pursuant to Section 11.04(a) or (b) shall promptly deliver to the Seller a certificate setting forth in reasonable detail the computation of such increased costs or capital and specifying the basis therefor. In the absence of manifest error, such certificate shall be conclusive and binding for all purposes. Each Indemnified Party shall use all reasonable efforts to mitigate the effect upon the Seller of any such increased costs or capital requirements, provided it shall not be obligated to take any action which it determines would be materially disadvantageous to it or inconsistent with its policies.

         SECTION 11.05 COSTS, EXPENSES, TAXES, BREAKAGE PAYMENTS AND INCREASED COSTS UNDER NOTE PURCHASE AGREEMENT AND PROGRAM FACILITY.

         (a) The Seller and AFL shall, jointly and severally, be obligated to pay on demand to (i) the Purchaser and the Administrative Agent all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including any requested amendments, waivers or consents) of this Note Purchase Agreement, and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser and the Administrative Agent, with respect thereto and with respect to advising the Purchaser and the Administrative Agent as to its respective rights and remedies under this Note Purchase Agreement and the other documents delivered hereunder or in connection herewith and (ii) the Purchaser and the Administrative Agent, all reasonable costs and expenses, if any enforcement of this Note Purchase Agreement, and the other documents delivered hereunder or in connection herewith.

         (b) In addition, the Seller and AFL shall, jointly and severally, be obligated to pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Note Purchase Agreement, the Notes or the other documents and agreements to be delivered hereunder, and agrees to save the Purchaser and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay by the Seller or AFL in paying or omission to pay such taxes and fees.

         (c) The Seller shall be obligated to pay to the DFC Owners (including any Persons who are participants with the DFC Purchasers) the amount of any Breakage Payments promptly upon request by the Administrative Agent to the extent not paid as interest on the Notes. The Purchaser and the Administrative

Agent agree to use reasonable efforts to reduce or eliminate any Breakage Payments; provided, however, that nothing contained herein shall obligate the Purchaser or the Administrative Agent to take any action that imposes additional costs or burdens which such Person considers material.

         (d) If the Purchaser becomes obligated to compensate any financial institution under its Program Facility as a result of any event or circumstances similar to those described in Section 11.04 or clause (c) of this Section 11.05, to the extent such obligation is attributable to the transactions contemplated by this Note Purchase Agreement or is allocable to the Seller under the Program Facility, the Seller shall be obligated to immediately pay to the Purchaser such additional amounts as may be necessary to reimburse the Purchaser for any amounts so paid by the Purchaser.


                                     ARTICLE XII

                               THE ADMINISTRATIVE AGENT

         SECTION 12.01 AUTHORIZATION AND ACTION. Each DFC Owner hereby accepts the appointment of Morgan Guaranty Trust Company of New York, as Administrative Agent hereunder, and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Administrative Agent reserves the right, in its sole discretion, to take any actions, exercise any rights or remedies under this Note Purchase Agreement and any related agreements and documents. Except for actions which the Administrative Agent is expressly required to take pursuant to this Note Purchase Agreement or the DFC Asset Purchase Agreement the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to applicable law unless the Administrative Agent shall receive further assurances to its satisfaction from the DFC Owners of the indemnification obligations under
Section 12.04 hereof against any and all liability and expense which may be incurred in taking or continuing to take such action. The Administrative Agent agrees to give to each DFC Owner prompt notice of each notice and determination given to it by the Seller, the Servicer, ARFC II, AFL and the Indenture Trustee, pursuant to the terms of this Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture. Subject to Section 12.06 hereof, the appointment and authority of the Administrative Agent hereunder shall terminate upon the payment to (a) each DFC Owner of all amounts owing to such Owner hereunder and
(b) the Administrative Agent of all amounts due hereunder.

         SECTION 12.02 ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Note Purchase Agreement or any related agreement or document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any DFC Owner and shall not be responsible to any DFC Owner for any statements, warranties or representations made by the Seller, AFL or the Indenture Trustee in connection with this Note Purchase Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Note Purchase Agreement on the part of the Seller, AFL or the Indenture Trustee or to inspect the property (including the books and records) of the Seller, AFL or the Indenture Trustee; (iv) shall not be responsible to any DFC Owner for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Note Purchase Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Note Purchase Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

         SECTION 12.03 ADMINISTRATIVE AGENT AND AFFILIATES. Morgan Guaranty Trust Company of New York and its Affiliates may generally engage in any kind of business with the Seller, ARFC II, AFL or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, ARFC II, AFL or any Obligor or any of its Affiliates, all as if Morgan Guaranty Trust Company of New York were not the Administrative Agent and without any duty to account therefor to the DFC Owners.

         SECTION 12.04 INDEMNIFICATION. Each DFC Owner severally agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Seller or AFL), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or reasonable out-of-pocket expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Note Purchase Agreement or any action taken or omitted by the Administrative Agent under this Note Purchase Agreement; provided, that (i) a DFC Owner shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting or arising from the Administrative Agent's gross negligence or willful misconduct and (ii) a DFC Owner shall not be liable for any amount in respect of any compromise or settlement or any of the foregoing unless such compromise or settlement is approved by DFC and the majority of the DFC Purchasers (based on purchase commitments under the DFC Asset Purchase Agreement). Without limitation of the generality of the foregoing, each DFC Owner agrees to reimburse the Administrative Agent, promptly upon demand, for any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Note Purchase Agreement, provided, that no DFC Owner shall be responsible for the costs and expenses of the Administrative Agent in defending itself against any claim alleging the gross negligence or willful misconduct of the Administrative Agent to the extent such gross negligence or willful misconduct is determined by a court of competent jurisdiction in a final and non-appealable decision.

         SECTION 12.05 PURCHASE DECISION. Each DFC Owner acknowledges that it has, independently and without reliance upon the Administrative Agent, any other DFC Owner or any of their respective Affiliates, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Note Purchase Agreement and to purchase an interest in the Notes. Each DFC Owner also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other DFC Owner or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Note Purchase Agreement or any related agreement, instrument or other document.

         SECTION 12.06 SUCCESSOR ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign at any time by giving sixty days' written notice thereof to the DFC Owners, the Seller, AFL, the Servicer, the Owner Trustee and the Indenture Trustee. Upon any such resignation, a majority of the DFC Owners shall have the right to appoint a successor Administrative Agent approved by AFL (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by a majority of the DFC Owners and shall have accepted such appointment, within sixty days after the retiring Administrative Agent's giving of notice or resignation, then the retiring Administrative Agent may, on behalf of the DFC Owners appoint a successor Administrative Agent. If such successor Administrative Agent is not an Affiliate of Morgan Guaranty Trust Company of New York, such successor Administrative Agent shall be subject to AFL's prior written consent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Note Purchase

Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Note Purchase Agreement.


                                     ARTICLE XIII

                                    MISCELLANEOUS

         SECTION 13.01 AMENDMENTS. No amendment or waiver of any provision of this Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 13.02 NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) or delivered by overnight courier service, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when telecopied or sent by overnight delivery service, be effective when confirmed by telephone or signed receipt.

         If to the Purchaser:

         Delaware Funding Corporation
           c/o Morgan Guaranty Trust Company of New York
         500 Stanton Christiana Road
         Newark, DE  19713-2107
         Attention:     Asset Finance Group
         Telephone No.  (302) 634-5492
         Telecopier No. (302) 634-5490

         If to the Seller:

         Olympic Automobile Receivables Warehouse
           Trust
           c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, DE  19890-0001
         Attention:     Corporate Trust Office
         Telephone No.  (302) 651-1428
         Telecopier No. (302) 651-1576

         If to AFL:

         Arcadia Financial Ltd.
         7825 Washington Avenue South
         Minneapolis, MN  55439-2435
         Attention:     John A. Witham
         Telephone No.  (612) 944-4592
         Telecopier No. (612) 942-3348

         If to Administrative Agent:

         Morgan Guaranty Trust Company of New York
         500 Stanton Christiana Road
         Newark, DE 19713-2107
         Attention:  Asset Finance Group
         Telephone No. (302) 634-5492
         Telecopier No. (302) 634-5490

         SECTION 13.03 NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 13.04 BINDING EFFECT; ASSIGNABILITY. This Note Purchase Agreement shall be binding upon and inure to the benefit of the Seller, AFL, the Administrative Agent and the Purchaser and their respective successors and assigns (including any subsequent holders of the Notes); PROVIDED, HOWEVER, that neither the Seller nor AFL shall have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser. The Seller and AFL acknowledge that the Purchaser (i) is assigning this Note Purchase Agreement and any rights the Purchaser may have hereunder, to the Collateral Agent under the Security Agreement for the benefit of the secured parties specified therein and (ii) may at any time assign any and all of its rights hereunder to the DFC Owners, as the case may be. This Note Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Notes shall have been paid in full.

         SECTION 13.05 PROVISION OF DOCUMENTS AND INFORMATION. The Seller and AFL acknowledge and agree that the Purchaser and the Administrative Agent are permitted to provide to the DFC Purchasers, the placement agents for the Purchaser's Commercial Paper Notes, the rating agencies of the Purchaser's Commercial Paper Notes and other liquidity and credit providers under the Purchaser's Program Facility, opinions, certificates, documents and other information relating to the Seller, ARFC II, AFL, the Indenture Trustee and the Owner Trustee and the Receivables delivered to the Purchaser or Administrative Agent pursuant to this Note Purchase Agreement. In addition, the Seller, AFL, the Indenture Trustee and the Owner Trustee agree that any successors or assignees of the Purchaser will be entitled to receive the same opinions, certificates, documents and other information from the Seller, ARFC II, AFL, the Indenture Trustee, the Owner Trustee and their respective agents and representatives as the Purchaser or Administrative Agent under this Note Purchase Agreement. The Administrative Agent agrees not to provide any of the foregoing materials or information to any of the DFC Purchasers, the other liquidity and credit providers under the Purchaser's Program Facility or the dealers or placement agents of the Purchaser's Commercial Paper Notes unless such party has agreed to hold such materials or information in confidence in accordance with the standard set forth in Sections 8.03 and 9.03 hereof.

         SECTION 13.06 GOVERNING LAW; JURISDICTION. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS NOTE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         SECTION 13.07 NO PROCEEDINGS. Each of the Seller and AFL agree that so long as any of the Purchaser's Commercial Paper Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any of the Purchaser's Commercial Paper Notes shall have been outstanding, it shall not file, or join in the filing of, a petition against the Purchaser, ARFC II or the Trust under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Purchaser, ARFC II or the Trust.

         SECTION 13.08  EXECUTION IN COUNTERPARTS.  This Note Purchase
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 13.09 NO RECOURSE. The obligations of the Purchaser or any DFC Purchaser under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Purchaser or any such DFC Purchaser or any officer thereof are solely the corporate obligations of the Purchaser or any such DFC Purchaser. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any DFC Purchaser or any officer thereof in connection therewith, against any stockholder, employee, officer, director or incorporator of the Purchaser or any such DFC Purchaser.

         SECTION 13.10 LIMITED RECOURSE. The obligations of the Seller under this Note Purchase Agreement shall be payable only out of Trust Property and the Purchaser shall not look to any property or assets of the Seller, other than to Trust Property. The obligations of AFL under this Note Purchase Agreement are solely the corporate obligations of AFL. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by AFL or any of its officers in connection therewith, against any stockholder, employee, officer, director or incorporator of AFL.

         SECTION 13.11 SURVIVAL. All representations, warranties, covenants, guaranties and indemnifications (including the payment obligations in Section
11.05 hereof) contained in this Note Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Notes.

         SECTION 13.12 CONSENT TO AMENDED AND RESTATED AGREEMENTS. The Purchaser and the Administrative Agent hereby consent, pursuant to Sections 8.06 and 9.06 of the Original Note Purchase Agreement and pursuant to Sections 9.02 and 11.20 of the Indenture, to the amendments to the Indenture, the Purchase Agreement, the Custodian Agreement, the Sale and Servicing Agreement and the Trust Agreement of even date herewith.

         SECTION 13.13 THIRD-PARTY BENEFICIARIES. The parties hereto agree and acknowledge that the DFC Purchasers are and shall be third-party beneficiaries under this Note Purchase Agreement.

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Note Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             OLYMPIC AUTOMOBILE RECEIVABLES
                               WAREHOUSE TRUST, as Seller

                             By Wilmington Trust Company, not in
                               its individual capacity but
                               solely as Owner Trustee


                             By: /s/ D. Geran
                                ---------------------------
                                Name: Denise M. Geran
                                Title: Financial Services Officer


                             ARCADIA FINANCIAL LTD., as Servicer
                               and in its individual capacity


                             By: /s/ John A. Witham
                                ---------------------------
                                Name: John A. Witham
                                Title: Executive Vice President and
                                       Chief Financial Officer


                             DELAWARE FUNDING CORPORATION,
                               as Purchaser


                             By: /s/ Richard A. Burke
                                ---------------------------
                                Name: Richard A. Burke
                                Title: Vice President


                             MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK, as Administrative Agent


                             By: /s/ Richard A. Burke
                                ---------------------------
                                Name: Richard A. Burke
                                Title: Vice President






           [Signature page to Amended and Restated Note Purchase Agreement]